Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments, Contingencies and Guarantees
Commitments, contingencies and guarantees
We have various contractual obligations, some of which are required to be recorded as liabilities in our Financial Statements, including long- and short-term debt. Other contractual obligations, namely operating lease commitments, purchase obligations and guarantees, are generally not required to be recognized as liabilities on our Consolidated Balance Sheets but are required to be disclosed.
Our contractual obligations as of December 31, 2017 can be summarized as follows:

Payments due by period	Total	1 year	2 year	3 year	4 year	5 year	After 5 years
(in millions)	EUR	EUR	EUR	EUR	EUR	EUR	EUR

Long-Term Debt Obligations, including interest expense [1]	3,439.7	84.1	56.9	57.5	56.9	555.0	2,629.3
Operating Lease Obligations	102.1	34.4	23.6	19.6	12.8	8.1	3.6
Purchase Obligations	3,335.0	2,754.1	453.4	92.2	12.5	11.2	11.6
Carl Zeiss SMT GmbH High-NA Funding Commitment	925.5	489.0	192.2	129.8	86.0	28.5	—
Total Contractual Obligations [2]	7,802.3	3,361.6	726.1	299.1	168.2	602.8	2,644.5

1.	See Note 15 Long-term debt for the amounts excluding interest expense.

2.	We have excluded unrecognized tax benefits for an amount of EUR 148.8 million as the amounts that will be settled in cash are not known and the timing of any payments is uncertain.
Long-term debt obligations mainly relate to interest payments and principal amounts of our Eurobonds. See Note 15 Long-term debt.
Operating lease obligations include leases of equipment and facilities. Lease payments recognized as an expense were EUR 48.6 million, EUR 45.2 million and EUR 45.1 million for the years ended December 31, 2017, 2016 and 2015, respectively.
We have purchase commitments towards suppliers in the ordinary course of business. ASML expects that it will honor these purchase obligations to fulfill future sales, in line with the timing of those future sales. The general terms and conditions of the agreements relating to the major part of our purchase commitments as of December 31, 2017 contain clauses that enable us to delay or cancel delivery of ordered goods and services up to the dates specified in the corresponding purchase contracts. These terms and conditions that we typically agree with our supply chain partners give us additional flexibility to adapt our purchase obligations to our requirements in light of the cyclicality and technological developments inherent in the industry in which we operate. We establish a provision for cancellation costs when the liability has been incurred and the amount of cancellation fees is reasonably estimable.
On November 3, 2016 we agreed with Carl Zeiss SMT GmbH to support their R&D costs, capital expenditures and other supply chain investments, in respect of High-NA, for an amount of EUR 760.0 million over 6 years, beginning in 2016. During 2017, we agreed to fund an additional EUR 325.0 million. In 2017 we paid an amount of EUR 147.5 million (2016: EUR 12.0 million). As of December 31, 2017 our estimated remaining commitment to Carl Zeiss SMT GmbH amounts to EUR 925.5 million (2016: EUR 748.0 million).
We have a non-committed guarantee facility of EUR 85.0 million under which guarantees in the ordinary course of business can be provided to third parties.